UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2006

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

28213 Van Dyke Avenue Warren, Michigan	48093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (586) 751-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on October 12, 2006, the Company, through its subsidiary Noble Tube Technologies, LLC, a Michigan limited liability company (“NTT”), acquired all of the outstanding securities of Pullman Industries, Inc., a Michigan corporation (“Pullman”), pursuant to a Stock Purchase Agreement dated as of October 12, 2006 (the “Stock Purchase Agreement”) by and among the Company, NTT and the shareholders of Pullman (the “Sellers”). We described this transaction (the “Pullman Acquisition”) in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 17, 2006 (the “Initial 8-K”). The information set forth in the initial 8-K is incorporated herein by reference.

In Item 9.01 of the Initial 8-K, we indicated that:

•	We will provide required financial statements of Pullman by amendment.

•	We will provide pro forma financial information of the Company to give effect to the Pullman Acquisition, by amendment.

This Current Report on Form 8-K/A amends the Initial 8-K to include such financial statements and pro forma information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Audited Financial Statements

•	Audited Financial Statements for Pullman Industries, Inc. for the years ended December 31, 2005, 2004 and 2003

Unaudited Financial Statements

•	Unaudited Financial Statements for Pullman Industries, Inc. for the nine month periods ended September 30, 2006 and 2005

(b)	Pro forma financial information

•	Unaudited Pro Forma Combined Balance Sheet as of September 30, 2006

•	Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2005

•	Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2006

(c)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm (Plante & Moran)

99.1	Audited Financial Statements for Pullman Industries, Inc. for the years ended December 31, 2005, 2004 and 2003

99.2	Unaudited Financial Statements for Pullman Industries, Inc. for the nine month periods ended September 30, 2006 and 2005

99.3	Unaudited Pro Forma Combined Financial Statements for Noble International, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD., a Delaware corporation (registrant)

December 22, 2006	By:	/S/ David J. Fallon
David J. Fallon
Chief Financial Officer

EXHIBIT INDEX

No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm (Plante & Moran)

99.1	Audited Financial Statements of Pullman Industries, Inc. for the years ended December 31, 2005, 2004, and 2003

99.2	Unaudited Financial Statements for Pullman Industries, Inc. for the nine month periods ended September 30, 2006 and 2005

99.3	Unaudited Pro Forma Combined Financial Statements for Noble International, Ltd.

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